UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2013

V. F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 336-424-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2013, the Board of Directors of VF Corporation (“VF”) amended certain material terms of VF’s Amended and Restated Executive Incentive Compensation Plan (the “EIC Plan”), subject to the approval by VF’s shareholders of the amended terms at VF’s 2013 annual meeting of shareholders held on April 23, 2013 (the “2013 Annual Meeting”). The material terms of the EIC Plan, including any amendments to those terms, were approved by the requisite vote of VF shareholders at the 2013 Annual Meeting.

The amended material terms of the EIC Plan included an expansion of the list of business criteria that can be used in setting performance goals and an increase in the maximum amount payable to any participant under the EIC Plan from $3,000,000 to $6,000,000. A copy of the EIC Plan is filed as Exhibit 10.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting, VF shareholders voted on the election of five directors, whether to approve executive compensation, approval of certain material terms of VF’s Amended and Restated Executive Incentive Compensation Plan, and the ratification of the selection of PricewaterhouseCoopers as VF’s independent registered public accounting firm for fiscal 2013. The results of the election were as follows:

1.	With respect to the election of the five nominees as Directors of VF, the votes were cast for the nominees as set forth opposite their names below:

Name of Director	Votes in Favor	Votes Withheld	Non Votes
Richard T. Carucci	90,751,496	1,399,121	8,115,222
Juliana L. Chugg	90,705,189	1,445,428	8,115,222
George Fellows	90,096,753	2,053,840	8,115,222
Clarence Otis, Jr.	90,102,942	2,047,674	8,115,222
Matthew J. Shattock	91,767,033	383,584	8,115,222

2.	With respect to the advisory vote to approve executive compensation, the votes were cast for the proposal as set forth below:

Votes in Favor:	89,192,516

Votes Against:	2,313,415

Votes Abstaining:	644,686

Non Votes:	8,115,222

3.	With respect to the approval of certain material terms of VF’s Amended and Restated Executive Incentive Compensation Plan, the votes were cast for the proposal as set forth below:

Votes in Favor:	89,777,023

Votes Against:	1,940,670

Votes Abstaining:	432,923

Non Votes:	8,115,222

4.	With respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as VF’s independent registered public accounting firm for the 2013 fiscal year, the votes were cast for the proposal as set forth below:

Votes in Favor:	97,887,234

Votes Against:	2,145,679

Votes Abstaining:	232,925

Non Votes:	0

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following is furnished as an exhibit to this report:

10.1    Amended and Restated Executive Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION
(Registrant)

April 25, 2013	By:	/s/ Laura C. Meagher
Laura C. Meagher
Vice President, General Counsel and Secretary